UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2005

PEOPLE’S CHOICE HOME LOAN SECURITIES CORP. (as depositor under an Amended and Restated Trust Agreement to be dated July 1, 2005, providing for, inter alia, the issuance of People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes, Series 2005-3)

PEOPLE’S CHOICE HOME LOAN SECURITIES CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	333-119899	92-0181950
State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

7515 Irvine Center Drive, Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 341-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01. Other Events

As of the date hereof, People’s Choice Home Loan Securities Corp. (the “Registrant”) has caused to be filed with the Securities and Exchange Commission (the “Commission”), pursuant to the Commission’s Rule 424, a Prospectus Supplement to its Prospectus, dated June 10, 2005, in connection with the Registrant’s issuance of a series of notes entitled People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes, Series 2005-3 (the “Notes”), to be issued pursuant to an indenture, dated as of July 1, 2005, among People’s Choice Home Loan Securities Trust Series 2005-3, a Delaware statutory trust, as issuer, Wells Fargo Bank, National Association, as securities administrator, and HSBC Bank USA, National Association, a national banking association, as indenture trustee. The Notes will be collateralized by a trust estate (the “Trust Estate”) consisting primarily of all of the issuer’s right, title and interest in and to certain mortgage loans, including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto after the applicable cut-off date, but excluding any rights to receive payments that are due pursuant thereto on or before the applicable cut-off date.

Computational Materials

Lehman Brothers Inc. (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of the Notes certain materials, herein referred to as “Computational Materials,” in written form, which Computational Materials are in the nature of data tables and term-sheet information relating to the Mortgage Loans or other assets of the Trust Estate, the structure of the Notes and terms of certain classes of Notes, and the hypothetical performance of certain classes of Notes under certain assumptions and scenarios.

The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by any other information subsequently filed with the Commission, including a prospectus supplement (“Prospectus Supplement”).

The Computational Materials were prepared by the Underwriter at the request of certain prospective purchasers. The Computational Materials may be based on information that differs from the information to be set forth in the Prospectus Supplement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

Exhibit No.	Description
99.1	Computational Materials (as defined in Item 8.01) that have been provided by Lehman Brothers Inc. to certain prospective purchasers of People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes, Series 2005-3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEOPLE’S CHOICE HOME LOAN SECURITIES CORP. (Registrant)

By:	/S/ BRAD PLANTIKO
Name:	Brad Plantiko
Title:	Executive Vice President

Dated: June 29, 2005

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99.1	Computational Materials (as defined in Item 8.01) that have been provided by Lehman Brothers Inc. to certain prospective purchasers People’s Choice Home Loan Securities Trust Series 2005-3, Mortgage-Backed Notes, Series 2005-3